Investment property	12 Months Ended
Dec. 31, 2024
Investment property [Abstract]
Investment property
8.	Investment property

Reconciliation of carrying amount

	As of December 31,
	2024	2023

Balances as of January 1,	$1,100,491,490	$1,187,089,926
Changes in fair value	239,508,510	(86,598,436)
Balances as of December 31,	$1,340,000,000	$1,100,491,490

Investment property Investment property is initially measured at cost and subsequently at fair value, changes in fair value are recognized as gain in profit or loss. All gains are unrealized.

The investment property is planned for the development of an industrial park, this project is expected to include approximately a leasable area of  363,262 sqm as described in Note 1.

Measurement of fair value

Fair value hierarchy

The Group engages third-party qualified appraisers to perform the valuation of the investment properties annually. The technical committee works closely with qualified external appraisers to establish the appropriate valuation techniques and inputs to the model.

The fair value measurement for all of the investment properties has been categorized as a Level 3 fair value based on the inputs to the valuation technique used.

Valuation technique and significant unobservable inputs

The following table shows the valuation technique used in measuring the fair value of the investment property, as well as the significant unobservable inputs used.

Valuation technique	Significant unobservable inputs	Inter-relationship between significant unobservable inputs and fair value measurement

Group directors use the market-based approach to determine the value of the subject assets as described in the valuation reports prepared by the appraisers.

In estimating the fair value of the subject assets, the appraiser performed the following:

•   Researched market data to obtain information pertaining to sales and listings (comps) that are similar to the Subject Asset.
•    Selected relevant units of comparison (e.g., price per square meter), and developed a comparative analysis for each.
•   Compared the comps to the Subject Asset using elements of comparison that may include, but are not limited to, market conditions, location, and physical characteristics; and adjusted the comps as appropriate.
•     Reconciled the multiple value indications that resulted from the adjustment of the comps into a single value indication.

The selected price per square meter is consistent with market price rates paid by market participants and/or current asking market prices rates for comparable properties.

The appraiser compared the comps to the Subject Assets using comparison elements that include market conditions, location, and physical characteristics.

•          Location (0.80 – 1).
•          Size (1.08 – 1.20).
•          Market conditions (0.8 – 1).
The estimated fair value would increase if adjustments applied were higher.

Security

As of December 31, 2024 and 2023, properties with a carrying amount of $1,340,000,000 and $1,100,491,490 were subject to a registered debenture that forms security for certain loans. A list of the properties granted and the related loans is as shown in the next page.

Property	Associated Credit Reference
Plot of land: La Costa Bajamar / Lote MP1, Fracc. A, Manzana S/M, Sup. 271,042.763 M2	See Note 10 Terms and repayment schedule (4), (5) (6) & (7) and Note 6 references (7).
Plot of land: La Costa Bajamar: Lote MP1, Fracc. B, Manzana S/M, Sup. 304,851.487 M2
Plot of land: La Costa Bajamar: Lote MP1, Fracc. C, Manzana S/M, Sup. 353,797.091 M2
Plot of land: La Costa Bajamar: Fracc. Servidumbre de Paso, Manzana S/M, Sup. 41,084.499 M2